UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 28, 2017

Consolidated Communications Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

121 South 17th Street, Mattoon, Illinois 61938-3987
(Address of Principal Executive Offices) (Zip Code)

(217) 235-3311
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

On June 28, 2017, Consolidated Communications Holdings, Inc. (the “Company”) issued a press release announcing that, in connection with the Company’s previously disclosed, pending acquisition of FairPoint Communications, Inc. (“FairPoint”), as of June 28, 2017, the Company has completed the required pre-closing regulatory approval and notification processes in all 17 of the states where FairPoint operates.  A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Press release dated June 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc.

Date: June 28, 2017	By:	/s/ Steven L. Childers
Steven L. Childers
Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Press release dated June 28, 2017